[LOGO] UBS WARBURG
                           $295MM WELLS FARG0 2002-4
                           WHOLE LOAN 15YR FIXED-RATE




GWAC                              6.600% +/- 5bps

Pass-Through                      6.00%

WAM                               178 +/-2 months

California                        43% max

WA LTV                            65% max

Avg Loan size                     $469 approx.

AAA Ratings                       2 of 3 (S&P, Fitch, or Moodys)

Estimated Subordination Level     1.50% approx.

Pricing Speed                     275% PSA

Settlement Date                   January 30, 2002


                            All numbers approximate.
                    All tranches subject to 5% size variance.


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                               [LOGO] UBS WARBURG
                              $1,000MM WFMBS 2002-4
                           WHOLE LOAN 30YR FIXED-RATE




GWAC                              6.920% +/- 10bps

Pass-Through                      6.500% coupon

WAM                               357 +/-2 months

California                        53.0% approx.                53% max

Avg Loan Balance                  $469K approx.                $475 max

WA LTV                            67% approx.                  70% max

Full Doc                          84% approx.                  80% min

Prepayment Penalty                0% approx.                   1% max

Uninsured >80% LTV                1% approx.                   2% max

Temporary Buydowns               0% approx.                   1% max

AAA Ratings                       2 of 3 (S&P, Fitch, or Moodys)

Estimated Subordination Level     3.00%

Pricing Speed                     275% PSA

Settlement Date                   01/30/02


                            All numbers approximate.
                    All tranches subject to 5% size variance.


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                               [LOGO] UBS Warburg
                             $1,000MM WFMBS 2002-4
                           Whole Loan 30YR Fixed-Rate



GWAC                                   6.920%+/-10bps

GWAC DISTRIBUTION
      6.626       6.75              32.49% approx.
      6.751      6.875              31.07% approx.
      6.876          7              16.24% approx.
      7.001      7.125               7.37% approx.
      7.126       7.25               5.66% approx.
      7.251      7.375               3.52% approx.
      7.376        7.5               1.70% approx.
      7.501      7.625               0.89% approx.
      7.626       7.75               0.53% approx.
      7.751      7.875               0.13% approx.
      7.876          8               0.16% approx.
      8.001      8.125               0.11% approx.
      8.126       8.25               0.05% approx.
      8.376        8.5               0.07% approx.


FICO DISTRIBUTION

        570        600               0.58% approx.
        600        609               0.36% approx.
        610        619               0.97% approx.
        620        629               0.89% approx.
        630        639               1.57% approx.
        640        649               1.35% approx.
        650        659               2.15% approx.
        660        669               2.54% approx.
        670        679               4.21% approx.
        680        689               3.94% approx.
        690        699               4.59% approx.
        700        709               4.82% approx.
        710        719               5.97% approx.
        720        729               6.06% approx.
        730        739               7.07% approx.
        740        749               6.86% approx.
        750        759              10.42% approx.
        760        769              10.15% approx.
        770        779              10.29% approx.
        780        789               8.13% approx.
        790        799               5.15% approx.
        800        808               1.76% approx.
        810         +                0.18% approx.


Pass-Through                         6.500% coupon

WAM                               357 +/- 2 months

California                           53.0% approx.                 53% max

Avg Loan Balance                     $469K approx.                $475 max

WA LTV                                 67% approx.                 70% max

Full Doc                               84% approx.                 80% min

Prepayment Penalty                      0% approx.                  1% max

Uninsured >80% LTV                      1% approx.                  2% max

Owner Occupancy    Primary          97.33% approx.
                   Secondary         2.67% approx.

Loan Purpose       Cash Out Refi    22.75% approx.
                   Rate Refi        54.78% approx.
                   Purchase         22.47% approx.

Temporary Buydowns                      0% approx.                   1% max

AAA Ratings                       2 of 3 (S&P, Fitch, or Moodys)

Estimated Subordination Level               3.00%

Pricing Speed                            275% PSA

Settlement Date                          01/30/02




                            All numbers approximate.
                    All tranches subject to 5% size variance.


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                               [LOGO] UBS Warburg
                             $1,000MM WFMBS 2002-4
                           Whole Loan 30YR Fixed-Rate

GWAC                                        6.290% +/- 10 bps

GWAC DISTRIBUTION
      6.626      6.75                       32.49% approx.
      6.751     6.875                       31.07% approx.
      6.876         7                       16.24% approx.
      7.001     7.125                        7.37% approx.
      7.126      7.25                        5.66% approx.
      7.251     7.375                        3.52% approx.
      7.376       7.5                        1.70% approx.
      7.501     7.625                        0.89% approx.
      7.626      7.75                        0.53% approx.
      7.751     7.875                        0.13% approx.
      7.876         8                        0.16% approx.
      8.001     8.125                        0.11% approx.
      8.126      8.25                        0.05% approx.
      8.376       8.5                        0.07% approx.

FICO DISTRIBUTION
        570       600                        0.58% approx.
        600       609                        0.36% approx.
        610       619                        0.97% approx.
        620       629                        0.89% approx.
        630       639                        1.57% approx.
        640       649                        1.35% approx.
        650       659                        2.15% approx.
        660       669                        2.54% approx.
        670       679                        4.21% approx.
        680       689                        3.94% approx.
        690       699                        4.59% approx.
        700       709                        4.82% approx.
        710       719                        5.87% approx.
        720       729                        6.06% approx.
        730       739                        7.07% approx.
        740       749                        6.86% approx.
        750       759                       10.42% approx.
        760       769                       10.15% approx.
        770       779                       10.29% approx.
        780       789                        8.13% approx.
        790       799                        5.15% approx.
        800       809                        1.78% approx.
        810       +                          0.18% approx.

Current Balance Distribution
0.01          203K                           0.05% approx.
203K          275K                           0.05% approx.
275K          300K                           0.47% approx.
300K          400K                          36.21% approx.
400K          500K                          40.34% approx.
600K          1,000K                        22.88% approx.

Pass-Through                                6.500% coupon

WAM                                           357 +/-2 months

California                                   53.0% approx.        53% max

Avg Loan Balance                             $469K approx.      $475K max

WA LTV                                         67% approx.        70% max

Full Doc                                       84% approx.        80% min

Prepayment Penalty                              0% approx.         1% max

Uninsured>80%LTV                                1% approx.         2% max

Owner Occupancy              Primary        97.33% approx.
                             Secondary       2.67% approx.

Loan Purpose                 Cash Out Refi  22.75% approx.
                             Rate Refi      54.78% approx.
                             Purchase       22.47% approx.

Temporary Buydowns                              0% approx.         1% max

AAA Ratings                            2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level                3.00%

Pricing Speed                                 275% PSA

Settlement Date                           01/30/02


                            All numbers approximate
                   All tranches subject to 5% size variance.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        Collateral Stratification Report
                         Wells Fargo 02-04 Final 01/15
                                  J15FARG0204

------------------------------------------------------------------------------------------------------------------------------------
Pool Summary     Aggregate Balance     % of Aggregate Balance  # of Loans   % of Count   WAC     LTV      OrigTerm   WAM       FICO
------------------------------------------------------------------------------------------------------------------------------------
0                $300,201,454.91       100.00%                 644          100.00%      6.575%  59.05%   180        178       735
------------------------------------------------------------------------------------------------------------------------------------
Total:           $300,201,454.91       100.00%                 644          100.00%      6.575%  59.05%   180        178       735
------------------------------------------------------------------------------------------------------------------------------------
Number of Loans:  644
Current Balance:  $300,201,454.91
Average Loan Balance:  $466,151.33
Minimum Balance:  $49,334.12
Maximum Balance:  $994,712.17
WA WAC:  6.574%
WA Net WAC:  6.3668%
WA Original Term:  180
WA Seasoning:  12
WA Remaining Term:  158
WA OLTV:  59.08%
WA Combined LTV:  60.08%
WA Servicing:  0.2878%
Non-Zero WA FICO:  735.31%
Lien Position - First:  100.00%
Loans with Prepay Penalties:  100.00%
California Loans:  41.04%
North California Loans:  20.62%
South California Loans:  20.22%
Cash-Out Reti:  20.00%
Zero FICO's:  0.83%
------------------------------------------------------------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

------------------------------------------------------------------------------------------------------------------------------------
Product Type     Aggregate Balance     % of Aggregate Balance  # of Loans   % of Count   WAC     LTV      OrigTerm   WAM       FICO
------------------------------------------------------------------------------------------------------------------------------------
Fixed            $300,201,454.91       100.00%                 644          100.00%      6.575%  59.05%   180        178       735
------------------------------------------------------------------------------------------------------------------------------------
Total:           $300,201,454.91       100.00%                 644          100.00%      6.575%  59.05%   180        178       735
------------------------------------------------------------------------------------------------------------------------------------

                        Collateral Stratification Report
                          Wells Fargo 02-04 Final 01/15
                                   J15FARG0204

                                                  % of
                                                  Aggregate      # of         % of                              Orig
Original Balance              Aggregate Balance   Balance        Loans        Count         WAC       LTV       Term   WAM      FICO
------------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00       $   49,534.12       0.02%             1          0.16%      7.250%    37.59%    180     177      746
$50,000.01 - $75,000.00          143,139.64       0.05              2          0.31       6.686     60.05     180     178      767
$100,000.01 - $125,000.00        232,447.09       0.08              2          0.31       6.502     77.07     180     178      765
$125,000.01 - $150,000.00        417,992.04       0.14              3          0.47       6.747     61.02     180     178      721
$150,000.01 - $175,000.00        153,003.52       0.05              1          0.16       7.000     56.73     180     174      809
$225,000.01 - $250,000.00        250,000.00       0.08              1          0.16       6.625     46.73     180     180      752
$275,000.01 - $300,000.00      3,205,713.86       1.07             11          1.71       7.094     63.33     179     174      726
$300,000.01 - $325,000.00     14,578,616.41       4.88             47          7.36       6.652     63.23     180     178      747
$325,000.01 - $350,000.00     25,167,560.78       8.38             74         11.49       6.582     60.98     180     178      709
$350,000.01 - $375,000.00     25,600,228.39       8.53             71         11.02       6.538     59.61     180     178      742
$375,000.01 - $400,000.00     30,229,728.93      10.07             78         12.11       8.544     58.52     180     178      733
$400,000.01 - $425,000.00     19,774,893.59       6.59             48          7.45       6.543     58.23     180     178      741
$425,000.01 - $450,000.00     18,831,625.84       6.27             43          6.58       6.573     65.28     180     178      716
$450,000.01 - $475,000.00     14,795,000.78       4.93             32          4.97       6.528     61.85     180     178      737
$475,000.01 - $500,000.00     20,066,623.16       6.68             41          6.37       6.509     62.14     180     178      737
$500,000.01 - $525,000.00      6,123,219.24       2.04             12          1.86       6.581     89.52     180     177      759
$525,000.01 - $550,000.00     14,647,474.09       4.68             26          4.04       6.456     56.69     180     179      735
$550,000.01 - $575,000.00     10,090,170.00       3.36             18          2.80       6.577     59.98     180     175      743
$575,000.01 - $600,000.00     11,745,523.85       3.91             20          3.11       6.668     56.25     177     175      746
$600,000.01 - $625,000.00      6,713,916.09       2.24             11          1.71       6.670     64.24     180     178      722
$625,000.01 - $650,000.00     21,753,782.08       7.25             34          5.28       6.558     52.02     180     179      729
$650,000.01 - $675,000.00      1,321,233.77       0.44              2          0.31       6.436     60.88     180     178      721
$675,000.01 - $700,000.00      6,678,434.48       2.29             10          1.55       6.525     53.09     180     179      734
$700,000.01 - $725,000.00      9,561,480.05       1.19              6          0.78       6.525     60.40     180     177      689
$725,000.01 - $750,000.00      8,853,010.67       2.95             12          1.86       6.676     62.19     180     178      715
$750,000.01 - $775,000.00        761,436.00       0.25              1          0.16       6.580     70.00     180     178      647
$775,000.01 - $800,000.00      3,133,435.93       1.04              4          0.62       6.656     57.83     180     179      759
$800,000.01 - $825,000.00        807,764.90       0.27              1          0.06       6.080     68.75     180     174      720
$825,000.01 - $850,000.00      1,694,368.75       0.56              2          0.31       6.438     61.84     180     179      706
$850,000.01 - $875,000.00      3,454,869.50       1.15              4          0.62       6.625     58.78     180     179      707
$875,000.01 - $900,000.00      3,545,663.81       1.18              4          0.62       6.562     60.34     180     178      712
$900,000.01 - $925,000.00      3,648,234.11       1.22              4          0.62       6.751     53.99     180     179      752
$925,000.01 - $950,000.00      2,793,498.40       0.93              3          0.47       6.792     56.82     180     178      720
$950,000.01 - $975,000.00      1,930,687.11       0.64              2          0.31       6.825     38.65     180     179      702
$975,000.01 - $1,000,000.00   13,847,138.55       4.61             14          2.17       6.616     46.79     180     178      733
------------------------------------------------------------------------------------------------------------------------------------
Total:                        $300,201,454.91     100.00%         644        100.00%      6.575%    50.05%    180     178      735



The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        Collateral Stratification Report
                          Wells Fargo 02-04 Final 01/15
                                   J15FARG0204

===================================================================================================================================
                                                        % of
                                                      Aggregate
Aggregate Current Balance      Aggregate Balance       Balance  % of Loans  % of Count      WAC      LTV   Orig. Term    WAM   FICO
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $203,000.00             $1,197,863.49           0.40%          10       1.55%   6.725%   63.75%          180    178    758
$203,000.01 - $275,000.00          250,000.00            0.08           1        0.16    6.625    46.73          180    180    752
$275,000.01 - $300,000.00        4,093,040.57            1.46          15        2.33    6.992    65.53          179    174    730
$300,700.01 - $400,000.00       94,581,340.17           31.64         267       41.46    6.567    60.02          180    178    738
$400,000.01 - $600,000.00      115,278,549.94           38.40         239       37.11    6.548    60.82          180    178    740
$600,000.01 - $1,000,000.00     84,100,860.74           28.01         112       17.39    6.597    55.14          180    178    726
-----------------------------------------------------------------------------------------------------------------------------------
Total:                        $300,201,454.91         100.00%         644     100.00%   6.575%   59.05%          180    178    735
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:  49,534.12
Maximum:  994,712.17
Average:  456,151.33
Count:  644

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        % of
                                                      Aggregate
Weighted Average Coupon        Aggregate Balance       Balance  % of Loans  % of Count      WAC      LTV   Orig. Term    WAM    RCO
-----------------------------------------------------------------------------------------------------------------------------------

5.751% - 5.875%                   $1,370,556.23           0.46%          3       0.47%   5.875%   52.44%          180    178    752
5.876% - 6.000%                    4,842,049.85            1.65         10        1.55    6.000    65.43          180    178    758
6.001% - 6.125%                    5,391,270.69            1.80         13        2.02    6.125    55.30          180    179    738
6.126% - 6.250%                   19,568,004.58            6.52         43        6.68    6.250    56.48          180    179    730
6.251% - 6.375%                   55,733,813.64           18.57        123       19.10    6.375    58.33          180    179    740
6.376% - 6.500%                   75,322,744.98           25.09        155       24.22    6.500    56.32          180    178    738
6.501% - 6.625%                   53,075,593.90           17.88        111       17.24    6.625    59.59          180    178    736
6.626% - 6.750%                   32,012,107.21           10.66         68       10.56    6.750    62.60          180    178    730
6.751% - 6.875%                   29,891,633.66            9.96         65       10.09    6.875    62.35          179    176    736
6.876% - 7.000%                   15,901,743.48            5.30         32        4.97    7.000    61.17          180    177    728
7.001% - 7.125%                    2,071,708.46            0.69          5        0.78    7.125    61.98          180    177    722
7.126% - 7.250%                    2,429,879.83            0.81          8        1.24    7.250    61.59          180    176    705
7.251% - 7.375%                    1,169,085.83            0.39          3        0.47    7.375    50.16          180    174    722
7.376% - 7.500%                      315,043.93            0.11          1        0.16    7.500    70.05          180    177    571
7.626% - 7.750%                      296,420.19            0.10          1        0.16    7.750    30.30          180    176    669
7.751% - 7.875%                      287,161.96            0.10          1        0.16    7.775    88.12          180    171    651
8.001% - 8.125%                      422,036.29            0.14          1        0.16    8.050    89.69          180    176    631
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          $300,201,454.91         100.00%        644     100.00%   6.575%   59.05%          180    178    735
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:  5.8750%
Maximum:  8.0500%
Average:  6.5780%
Weighted Average:  6.5747%
-----------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        Collateral Stratification Report
                         Wells Fargo 02-04 Final 01/15
                                  J15FARG0204

------------------------------------------------------------------------------------------------------------------------------------
Original Term                           % of Aggregate
to Maturity        Aggregate Balance        Balance       # of Loans     % of Count       WAC      LTV      OrigTerm   WAM     FICO
------------------------------------------------------------------------------------------------------------------------------------
61-120                $592,999.16            0.20%              1           0.16%       6.875%    89.77%     120       118     637
121-180            299,608.455.75           99.80             643          99.84        6.574     59.02      180       178     738
------------------------------------------------------------------------------------------------------------------------------------
Total:            $300,201,454.91         100.00%             644         100.00%       6.575%    69.05%     180       178     735
------------------------------------------------------------------------------------------------------------------------------------
Minimum:      120.0300
Maximum:      180.0000
Average:      179.8992
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average:  179.8695
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Remaining Term                          % of Aggregate
to Maturity        Aggregate Balance        Balance       # of Loans     % of Count       WAC      LTV      OrigTerm   WAM     FICO
------------------------------------------------------------------------------------------------------------------------------------
61-120                $592,999.16           0.20%             1            0.36%        6.875%    69.77%     120       118     637
121-180            249,608,455.75           99.80             643          99.64        6.574     59.02      180       178     736
------------------------------------------------------------------------------------------------------------------------------------
Total:             $330,201,454.91          100.00%           644          100.00%      6.575%    59.05%     180       178     735
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  118.00
Maximum:  180.00
Average:  178.00
Weighted Average:  178.06
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                        % of Aggregate
Seasoning          Aggregate Balance        Balance       # of Loans     % of Count       WAC      LTV      OrigTerm   WAM     FICO
------------------------------------------------------------------------------------------------------------------------------------
7-12               $235,748,570.02          78.53%            500          77.64%       6.530%    58.42%     180       179     735
13-24              64,452,884.89            21.47             144          22.36        6.739     61.33      180       179     736
------------------------------------------------------------------------------------------------------------------------------------
Total:             $300,201,454.91          100.00%           644          100.00%      6.575%    59.05%     130       178     735
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  10
Maximum:  20
Average:  12
Weighted Average:  11.81
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                        % of Aggregate
Paid Thru Date     Aggregate Balance        Balance       # of Loans     % of Count       WAC      LTV      OrigTerm   WAM     FICO
------------------------------------------------------------------------------------------------------------------------------------
2002-11-01         $300,201,454.91          100.00%           644          100.00%      6.575%    59.05%     180       178     735
------------------------------------------------------------------------------------------------------------------------------------
Total:             $303,201,454.91          100.00%           644          100.00%      6.575%   59.05%     180       178     735
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                       % of Aggregate
Cutoff Date        Aggregate Balance        Balance       # of Loans     % of Count       WAC      LTV      OrigTerm   WAM     FICO
------------------------------------------------------------------------------------------------------------------------------------
2002-01-14         $300,201,454.91          100.00%           644          100.00%      6.575%    59.05%     180       178     735
------------------------------------------------------------------------------------------------------------------------------------
Total:             $300,201.454.91          100.00%           644          100.00%      6.575%    59.05%     180       178     735
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        Collateral Stratification Report
                          Wells Fargo 02-04 Final 01/15
                                   J15FARG0204

------------------------------------------------------------------------------------------------------------------------------------
                                           % of
Geographic                 Aggregate     Aggregate   # of     % of                               Orig.              Months
Concentration               Balance       Balance    Loans    Count    WAC     Margin   LDV      Term       WAM     to Roll   FICO
------------------------------------------------------------------------------------------------------------------------------------
California             $123,205,553.30     41.04%     249     38.66%    6.565%  0.00%   54.47%    180      178        0       735
Texas                    14,959,176.29      4.98       33      5.12     6.555   0.00    65.19     180      178        0       726
New Jersey               14,780,439.37      4.92       33      5.12     6.539   0.00    50.98     180      178        0       725
Florida                  10,901,621.17      4.63       32      4.97     6.627   0.00    62.40     180      178        0       727
Pennsylvania             10,057,318.60      3.55       28      3.42     6.540   0.00    59.26     180      179        0       727
Maryland                 10,410,380.41      3.17       25      3.88     6.563   0.00    61.83     180      178        0       737
Colorado                  5,403,818.98      2.82       18      2.80     6.531   0.00    63.51     180      178        0       732
Illinois                  8,246,058.41      2.75       16      2.48     6.724   0.00    51.26     180      178        0       738
New York                  7,732,962.46      2.58       18      2.80     6.622   0.00    59.41     180      179        0       737
Minnesota                 6,797,226.14      2.26       14      2.17     6.529   0.00    64.68     180      170        0       743
Virginia                  6,529,744.57      2.18       16      2.48     6.636   0.00    65.87     180      177        0       749
Connecticut               6,519,228.64      2.17       16      2.48     6.500   0.00    53.88     180      179        0       743
Massachusetts             5,613,375.25      1.87       14      2.17     6.467   0.00    60.36     180      178        0       723
Georgia                   5,476,273.84      1.62       13      2.02     6.649   0.00    63.48     180      177        0       708
Washington                5,193,882.13      1.73       11      1.71     6.621   0.00    61.81     180      178        0       725
Missouri                  4,700,500.55      1.57       10      1.55     6.711   0.00    67.15     180      178        0       734
Arizona                   4,326,884.83      1.44        8      1.24     6.754   0.00    59.30     180      178        0       747
Delaware                  4,317,379.56      1.44        8      1.24     6.462   0.00    64.51     180      179        0       751
North Carolina            3,913,164.71      1.33        9      1.40     6.491   0.00    68.77     180      178        0       725
Iowa                      3,827,792.03      1.28        9      1.40     6.742   0.00    72.63     180      177        0       765
Nevada                    3,177,182.11      1.06        7      1.09     6.548   0.00    70.55     180      178        0       764
Tennessee                 2,613,978.05      0.87        6      0.93     6.642   0.00    49.75     180      177        0       761
Ohio                      2,329,060.23      0.78        5      0.78     6.433   0.00    67.00     165      163        0       720
Wisconsin                 2,212,502.84      0.74        5      0.78     6.724   0.00    60.12     180      178        0       710
Michigan                  2,129,401.67      0.71        6      0.93     6.562   0.00    56.86     180      179        0       758
Louisiana                 1,718,627.32      0.57        5      0.78     6.847   0.00    69.48     178      176        0       773
Nebraska                  1,338,921.49      0.45        3      0.47     6.714   0.00    69.29     180      177        0       717
South Carolina            1,332,109.42      0.44        3      0.47     6.591   0.00    63.51     180      177        0       706
Utah                      1,308,921.11      0.44        2      0.31     6.826   0.00    53.99     180      179        0       701
Idaho                     1,288,858.55      0.43        3      0.47     6.445   0.00    71.22     180      179        0       756
Kentucky                  1,203,558.83      0.40        3      0.47     6.533   0.00    74.92     180      179        0       742
New Mexico                1,109,421.29      0.37        3      0.47     6.535   0.00    71.37     180      178        0       752
Indiana                   1,099,448.23      0.37        3      0.47     6.458   0.00    61.39     180      178        0       714
Montana                   1,086,495.47      0.35        2      0.31     6.414   0.00    60.83     100      178        0       782
New Hampshire               994,712.17      0.33        1      0.16     6.500   0.00    58.71     180      179        0       709
Oklahoma                    938,868.80      0.31        2      0.31     6.295   0.00    78.48     180      179        0       720
District of Columbia        857,136.19      0.29        1      0.16     6.375   0.00    28.67     180      179        0       777
South Dakota                738,068.84      0.25        2      0.31     6.684   0.00    69.40     180      178        0       733
Oregon                      666,094.05      0.22        2      0.31     6.633   0.00    80.68     180      177        0       756
Vermont                     498,280.71      0.17        1      0.16     6.000   0.00    60.97     180      179        0       758
North Dakota                471,219.45      0.16        1      0.16     6.375   0.00    76.76     180      177        0       728
Alabama                     446,828.31      0.15        1      0.16     6.500   0.00    74.22     180      178        0       741
Wyoming                     419,708.60      0.14        1      0.16     6.500   0.00    67.23     180      178        0       764
-----------------------------------------------------------------------------------------------------------------------------------
Continued...
-----------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

---------------------------------------------------------------------------------------------------------------------------------
 ...continued
---------------------------------------------------------------------------------------------------------------------------------
                                              % of
Geographic                                  Aggregate    # of    % of                               Orig              Months
Concentration          Aggregate Balance     Balance    Loans   Count     WAC    Margin      LTC    Term     WAM      to Ref   FICO
-----------------------------------------------------------------------------------------------------------------------------------

Mississippi                 337,500.00        0.11        1       0.16   6.500     0.00     84.38     180    180         0     742
West Virginia               312,984.94        0.10        1       0.16   6.875     0.00     79.75     180    178         0     790
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 $300,201.454.91     100.00%      644    100.00%  6.575%    0.00%    59.05%     180    178         0     735
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                              % of
                                            Aggregate         # of           % of                      Orig
North-South CA         Aggregate Balance     Balance         Loans           Count      WAC    LTV     Term       WAM    FICO
------------------------------------------------------------------------------------------------------------------------------
North CA                $62,510,094.22      20.82%            129           20.03%    6.583%  50.89%    180       178     741
South CA                 60,695,459.08       20.22            120            18.63     6.546   58.15    180       178     728
States Not CA           176,995,901.61       58.96            395            61.34     5.582   67.73    180       178     736
------------------------------------------------------------------------------------------------------------------------------
Total:                 $300,201,454.91     100.00%            644          100.00%    6.575%  59.05%    180       178     735
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                              % of
                                            Aggregate        # of            % of                      Orig
Loan Purpose           Aggregate Balance     Balance         Loans           Count      WAC     LTV    Term       WAM    FICO
------------------------------------------------------------------------------------------------------------------------------
Cash Out Refi           $60,038,741.89       20.00%           136            21.12%    6.623%  59.32%   179       177     736
No Cash Refi            199,761,241.40       65.54            426            66.15     6.530   56.96    180       178     736
Purchase                 40,401,471.62       13.46             82            12.73     6.576   60.82    180       178     739
------------------------------------------------------------------------------------------------------------------------------
Total:                 $300,201,454.91      100.00%            644          100.00%    6.575%  59.05    180       178     735
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                              % of
                                            Aggregate         # of           % of                      Orig
Document Type          Aggregate Balance     Balance          Loans          Count     WAC      LTV    Term       WAM    FICO
------------------------------------------------------------------------------------------------------------------------------
Asset Verification      $20,299,736.27       6.76%             44            6.83%    6.594%  54.15%    180       179     746
Full                    237,416,972.97       79.09            502            77.95     6.001   60.01    180       178     733
Income Verification      14,097,854.64        4.70             27             4.19     6.518   50.70    180       179     730
None                     28,386,891.03        9.46             71            11.02     6.368   58.62    180       179     747
------------------------------------------------------------------------------------------------------------------------------
Total:                 $300,201,454.91     100.00%            644          100.00%    6.575%  59.05%    180       178     735
------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------
                                             % of
                                           Aggregate         # of           % of                       Orig
Property Type          Aggregate Balance    Balance          Loans          Count      WAC     LTV     Term       WAM    FICO
------------------------------------------------------------------------------------------------------------------------------
1-Family               $284,166,486.25      94.66%            607           94.25%    6.571%  58.85%    180       178     735
2-Family                    528,253.96        0.18              1             0.16     6.500   35.33    180       179     690
Coop                        668,402.92        0.22              2             0.31     6.625   37.88    180       179     774
High-rise Condo           2,910,482.93        0.97              6             0.93     6.439   57.30    180       179     738
Low-rise Condo            9,316,582.28        3.10             21             3.26     6.747   67.86    180       178     736
PUD                       2,611,246.57        0.87              7             1.09     6.487   61.09    180       179     751
------------------------------------------------------------------------------------------------------------------------------
Total:                 $300,201,454.91     100.00%            644          100.00%    6.575%  59.05%    180       178     735
------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        Collateral Stratification Report
                          Wells Fargo 02-04 Final 01/15
                                   J15FARG0204

---------------------------------------------------------------------------------------------------------------
Owner                                      % of
Occupancy             Aggregate           Aggregate    # of   % of                         Orig.
Status                 Balance             Balance    Loans  Count      WAC      LTV       Term     WAM    RCO
---------------------------------------------------------------------------------------------------------------
Primary            $286,143,651.42          95.32%     615   95.50%    6.570%   59.08%      180     178    735
Secondary            14,057,803.49            4.68      29     4.50     6.668    58.32      180     178    733
---------------------------------------------------------------------------------------------------------------
Total              $300,201,454.91         100.00%     644  100.00%    6.575%   59.05%      180     178    735
---------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------
                                            % of
Loan to                   Aggregate       Aggregate   # of     % of                        Orig.
Value Ratio                Balance         Balance    Loans   Count     WAC      LTV       Term     WAM    RCO
---------------------------------------------------------------------------------------------------------------
10.01% - 15.00%         $1,442,799.58        0.48%       3    0.47%    8.258%   12.83%      180     179    760
15.01% - 20.00%          1,525,212.75         0.51       2     0.31     6.581    18.35      180     179    744
20.01% - 25.00%          7,270,498.62         2.42      13     2.02     6.582    22.63      180     178    738
25.01% - 30.00%          7,400,558.65         2.47      16     2.48     6.097    27.78      180     179    753
30.01% - 35.00%         10,092,695.77         3.36      20     3.13     6.800    32.81      180     179    753
35.01% - 40.00%          9,036,641.84         3.81      21     3.26     6.627    37.23      180     178    740
40.01% - 45.00%         21,542,722.90         7.18      45     6.99     6.814    42.97      180     178    731
45.01% - 50.00%         27,754,823.78         9.25      58     9.01     6.519    48.10      180     178    740
50.01% - 55.00%         26,202,843.76         8.75      51     7.92     6.558    52.75      180     178    745
55.01% - 60.00%         29,551,159.04         9.84      63     9.78     6.549    57.73      180     178    728
60.01% - 65.00%         36,745,648.97        12.24      76    11.80     6.581    62.70      180     178    732
65.01% - 70.00%         45,671,853.05        15.29      98    15.22     6.581    68.37      179     177    730
70.01% - 75.00%         34,953,133.60        11.64      80    12.42     6.802    73.49      180     178    732
75.01% - 80.00%         34,135,460.14        11.37      80    12.42     6.609    78.73      180     178    737
80.01% - 85.00%          1,115,447.43         0.37       3     0.47     6.333    84.81      150     179    725
85.01% - 90.00%          5,431,827.34         1.81      14     2.17     6.814    89.09      179     177    717
90.01% - 95.00%            328,127.75         0.11       1     0.16     6.875    95.00      180     176      0
---------------------------------------------------------------------------------------------------------------
Total                 $300,201,454.91      100.00%     644  100.00%    6.575%   59.05%      180     178    735
---------------------------------------------------------------------------------------------------------------
Minimum:  11.6403
Maximum:  95.0000
Average:  59.7992
Weighted Average:  59.0450
---------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        COLLATERAL STRATIFICATION REPORT
                         WELLS FARGO 02 - 04 FINAL 01/15
                                   J15FARG0204

-----------------------------------------------------------------------------------------------------------------------------------
                                       % of
  FICO             Aggregate           Aggregate       # of       % of                                     Orig
  Scores           Balance             Balance         Loans      Count        WAC          LTV            Term     WAM     FICO
  0-0              $2,478,629.57        0.83%           5         0.78%        6.700%       60.90%         180      177        0
  550-559             375,380.30        0.10            1           0.16        6.625        58.13         180      178      555
  570-579             315,843.93        0.11            1           0.16        7.500        70.05         180      177      571
  600-609             395,728.92        0.13            1           0.16        6.625        72.12         180      176      605
  610-619           1,460,152.73        0.49            3           0.47        6.640        46.78         180      178      616
  620-629             683,502.15        0.23            2           0.31        6.437        67.70         180      179      622
  630-639           4,117,966.78        1.37            7           1.09        6.899        86.63         171      170      637
  640-649           5,113,367.69        1.70           10           1.55        6.612        63.11         180      178      644
  650-659           6,867,576.67        2.29           12           1.60        6.609        63.83         180      177      651
  660-669           8,965,715.83        2.99           20           3.11        6.592        61.95         180      178      661
  670-679          12,554,000.70        4.18           26           4.04        6.689        57.17         180      178      674
  680-689          11,794,362.30        3.93           25           3.88        6.518        58.83         180      179      685
  690-699          13,429,145.12        4.47           25           4.37        6.600        64.39         180      178      694
  700-709          16,734,813.15        5.57           32           4.97        6.504        58.25         180      178      705
  710-719          14,697,217.31        4.90           29           4.50        6.833        59.37         180      178      714
  720-729          19,119,180.15        6.37           43           6.68        6.486        60.84         180      178      724
  730-739          22,419,620.76        7.47           50           7.76        6.638        60.09         180      178      735
  740-749          26,028,102.84        8.67           57           8.85        6.557        60.70         180      178      744
  750-759          26,911,852.10        8.96           55           8.54        6.613        57.24         180      178      755
  760-769          26,734,880.98        8.91           61           9.47        6.492        58.93         180      178      764
  770-779          29,457,680.67        9.81           62           9.63        6.508        54.95         180      178      774
  780-789          24,449,647.83        8.14           55           8.54        6.610        55.81         180      178      785
  790-799          18,244,050.16        5.41           38           5.90        6.567        60.55         180      178      794
  800-809           6,956,334.52        2.32           17           2.64        6.535        58.58         180      179      803
  810-819           1,899,741.72        0.63            4           0.62        6.503        49.42         180      179      815
------------------------------------------------------------------------------------------------------------------------------------
  Total          $300,201,454.91     100.00%          644        100.00%       6.575%       59.05%         180      178      735
------------------------------------------------------------------------------------------------------------------------------------
Minimum (no less than 100):  555.0000
Maximum:  819.0000
Weighted Average:  735.3580
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                          % of
Line Position       Aggregate           Aggregate      # of          % of                                   Orig
                     Balance             Balance       Loans         Count          WAC        LTV          Term     WAM        FICO
First Lien       $300,201,454.91         100.00%        644          100.00%       6.575%     59.05%         180     178         735
-----------------------------------------------------------------------------------------------------------------------------------
Total:           $300,201,454.91         100.00%        644          100.00%       6.575%     59.05%         180     178         735
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                         % of
                    Aggregate           Aggregate       # of       % of                                 Orig
Relocation           Balance             Balance        Loans      Count         WAC        LTV         Term      WAM        FICO
N                $296,152,971.42         98.65           635       98.60%       6.580%     58.82%        180      178         735
Y                   4,048,483.49          1.35             9        1.40        6.269      75.75         180      179         738
-----------------------------------------------------------------------------------------------------------------------------------
Total:           $300,201,454.91        100.00           644      100.00%       6.575%     59.05%        180      178         735
-----------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        Collateral Stratification Report
                         Wells Fargo 02-04 Final 01/15
                                  J15FARG0204

------------------------------------------------------------------------------------------------------------------------------------
                                            % of
                           Aggregate        Aggregate   # of    % of                                   Orig           Months
Mortgage Ins.              Balance          Balance     Loans   Count     WAC      Margin    LTV       Term    WAM    to Roll  FICO
------------------------------------------------------------------------------------------------------------------------------------
Amerin-Borrower Paid       $359,045.00      0.12%       1       0.16%     6.750%   0.00%     85.49%    180     180    0        741
PMI Mortgage Insurance     819,641.51       0.21        2       0.31      6.614    0.00      88.38     174     173    0        768
Republic Mortgage          766,877.55       0.26        2       0.31      6.660    0.00      92.05     180     178    0        694
MGIC                       882,889.92       0.27        2       0.31      6.375    0.00      86.24     180     178    0        731
GBMIC                      804,839.94       0.27        2       0.31      6.943    0.00      89.08     180     175    0        688
Triad Guaranty Insurance   833,400.00       0.28        2       0.31      6.574    84.42     87.72     180     180    0        762
Premium Pricing            1,327,631.74     0.44        3       0.47      6.789    88.50     88.60     180     170    0        688
United Guaranty            1,361,076.36     0.45        4       0.62      6.984    0.00      89.60     180     175    0        711
Curr LTV < 80%             293,326,052.39   97.71       626     97.20     6.571    0.00      58.35%    180     178    0        735
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Total:                     $300,261,454.91  100.00%     644     100.00%   6.575%   0.00%     59.05%    180     178    0        735
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


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.